                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2002
                                                          --------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)


             Delaware                   333-76801                52-1495132
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            (State or other            (Commission             (IRS Employer
            jurisdiction of            File Number)          Identification No.)
            incorporation)


                     343 Thornall Street
                         Edison, NJ                                08837
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            (Address of principal executive offices)              Zip Code



           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events
         ------------

                  Filing of Collateral Term Sheets
                  --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2002-S6.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION



Date: March 18, 2002                          By: /s/ Eileen A. Lindblom
      --------------                              -----------------------
                                                  Name:  Eileen A. Lindblom
                                                  Title: Vice President

                                INDEX TO EXHIBITS














Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets